Right of Use Assets (Details Narrative) - Lease Agreement [Member]	12 Months Ended
Dec. 31, 2020
Right of use asset term	5 years
Right of use asset description	Right of use asset solely consisted of a five-year lease agreement with China International Consumer Electronics Show and Exchange Center (CEEC) commencing on July 17, 2017 and expiring on July 17, 2022. The Company ceased its operation at CEEC exhibition mall in March 2021 due to the change in mall operations.